Exhibit 10.5

AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT (U.S.)

THIS AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT (U.S.) (this “Amendment”), effective as of February 27, 2008, is entered into by and among WOLVERINE TUBE, INC., a Delaware corporation (“Parent”), TUBE FORMING, LP, a Delaware limited partnership and SMALL TUBE MANUFACTURING LLC, a Delaware limited liability company (“Small Tube”), WOLVERINE JOINING TECHNOLOGIES, LLC, a Delaware limited liability company (each of the foregoing, an “Originator” and, collectively, the “Originators”), and DEJ 98 FINANCE, LLC, a Delaware limited liability company (“Buyer”).

PRELIMINARY STATEMENT

The Originators and the Buyer are parties to that certain Receivables Sale Agreement, dated as of April 28, 2005, as heretofore amended (the “Existing Agreement”).

Small Tube wishes to withdraw as an Originator under the Existing Agreement and to cease selling Receivables thereunder.

Accordingly, the parties wish to amend the Existing Agreement as hereinafter set forth.

NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto (or incorporated by reference) in the Existing Agreement.

2. Amendments.

2.1. Small Tube hereby withdraws as an Originator under the Existing Agreement. Each of the parties hereby consents to such withdrawal and agrees that (a) such withdrawal shall not give rise to the Termination Date, and (b) effective as of the end of business on February 24, 2008, purchases by the Buyer of Receivables together with all Related Security relating thereto and all Collections thereof from Small Tube shall cease. Upon the sale by the Buyer of all Receivables previously purchased by the Buyer from Small Tube, together with all Related Security relating thereto and all Collections thereof, Small Tube shall automatically cease to be a party to the Existing Agreement.

2.2. Because Variable Funding Capital Company LLC is no longer party to the Purchase Agreement and the Rating Agency Condition is no longer applicable to any remaining party to the transaction, the second sentence of Section 7.1(b) of the Agreement is hereby deleted.

2.3. Exhibit II to the Existing Agreement is hereby amended to delete the row which begins with a reference to Small Tube.

3. Representations. Each of the Originators represents and warrants to the Buyer and its assigns that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Originator, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

4. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of counterparts hereof duly executed by each of the parties hereto.

5. Miscellaneous.

5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement and each of the other Transaction Documents to which it is a party.

5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

5.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

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[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the date first above written.

WOLVERINE TUBE, INC.

By:	/s/ Harold M. Karp
Name:	Harold M. Karp
Title:	President and COO

TUBE FORMING, LP

By:	/s/ Harold M. Karp
Name:	Harold M. Karp
Title:	President

SMALL TUBE MANUFACTURING LLC

By:	/s/ Harold M. Karp
Name:	Harold M. Karp
Title:	President

WOLVERINE JOINING TECHNOLOGIES, LLC

By:	/s/ Harold M. Karp
Name:	Harold M. Karp
Title:	President

DEJ 98 FINANCE, LLC

By:	/s/ David A. Owen
Name:	David A. Owen
Title:	Member, Board of Managers

By their signatures below, each of the undersigned hereby consents to the foregoing amendment:

THE CIT GROUP/BUSINESS CREDIT, INC., AS CO-AGENT

By:	/s/ James H. Cooper
Name:	James H. Cooper
Title:	Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, AS AGENT

By:	/s/ Elizabeth R. Wagner
Name:	Elizabeth R. Wagner
Title:	Managing Director